UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 21, 2004

Heritage Bankshares, Inc.

(Exact name of registrant as specified in charter)

Virginia

(State or other jurisdiction of incorporation or organization)

0-11255	54-1234322
(Commission File Number)	(IRS Employer Identification No.)

200 East Plume Street, Norfolk, Virginia	23510
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code	757-523-2600

TABLE OF CONTENTS

Item 12. Results of Operations and Financial Condition.

Attached as an exhibit to this report is a press release dated January 21, 2004. Such exhibit is being furnished pursuant to this Item 12, and shall not be deemed filed under the Securities Exchange Act of 1934, as amended.

Exhibit No.	Description

99.1	Press Release of the Company dated January 21, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERITAGE BANKSHARES, INC.

Date: January 21, 2004	By: /s/ Catherine P. Jackson
Name: Catherine P. Jackson
Title: Chief Financial Officer